UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On May 1, 2006, MB Financial, Inc. (“MB Financial”) and its wholly-owned subsidiary, MBFI Acquisition Corp., entered into an Agreement and Plan of Merger with First Oak Brook Bancshares, Inc. (“First Oak Brook”), whereby MB Financial has agreed to acquire First Oak Brook in a stock and cash transaction valued at approximately $372 million, exclusive of stock options. In a joint press release, MB Financial and First Oak Brook indicated that their respective boards of directors had voted unanimously to approve a definitive agreement to provide for the transaction.

Based on MB Financial’s average closing price for the five-day period ended April 28th, the transaction is valued at $36.80 per First Oak Brook share. At closing, First Oak Brook’s stockholders will receive, in exchange for each share of First Oak Brook common stock they hold, consideration with a value equal to the sum of (1) 0.8304 multiplied by the average of the closing prices of MB Financial common stock during the five trading days ending the day before the completion of the merger and (2) $7.36, representing an aggregate consideration mix of approximately 80% MB Financial stock and 20% cash. Under the terms of the merger agreement, each holder of First Oak Brook common stock will be entitled to elect to receive their merger consideration in shares of MB Financial common stock, cash, or a combination of both, subject to the limitation and proration procedures detailed in the agreement.

The transaction is currently expected to be completed in the fourth quarter of 2006, subject to customary closing conditions, the receipt of regulatory approvals, the approval of the stockholders of MB Financial of the issuance of MB Financial shares in the transaction and the approval of the stockholders of  First Oak Brook. Each of the directors of First Oak Brook and MB Financial and certain executive officers of First Oak Brook have entered into voting agreements pursuant to which they have agreed to vote their shares in favor of the transaction.

The definitive Agreement and Plan of Merger is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Agreement is being included to provide the agreed upon terms of the transaction. It is not intended to provide other factual information about MB Financial or First Oak Brook. Such information regarding MB Financial can be found in other public filings it makes with the SEC, which are available without charge at www.sec.gov.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the joint press release issued by MB Financial and First Oak Brook on May 2, 2006, announcing the signing of the definitive merger agreement.

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other filings with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this report other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the MB Financial-First Oak Brook merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; (2) the requisite stockholder and regulatory approvals for the MB Financial-First Oak Brook merger might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) MB Financial’s ability to realize the residual values of its direct finance, leveraged and operating leases; (9) the ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in  federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; (15) MB Financial’s deposit growth and deposit mix resulting from its new deposit gathering strategy may be less favorable than expected; (16) the impact of the guidance recently proposed by the federal banking regulators regarding concentrations in real estate lending. and (17) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

2.1              Agreement  and  Plan of Merger, dated as of  May 1, 2006, by and among MB Financial, Inc., MBFI Acquisition Corp. and First Oak Brook Bancshares, Inc.

99.1        Joint Press Release of MB Financial, Inc. and First Oak Brook Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date:	May 2, 2006	By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 1, 2006, by and among MB Financial, Inc., MBFI Acquisition Corp. and First Oak Brook Bancshares, Inc.

99.1	Joint Press Release of MB Financial, Inc. and First Oak Brook Bancshares, Inc.